COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES [Text Block]

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Company occupies 665 square feet of office space at 131 Thailand Science Park INC -1 # 214, Pathumthani, Thailand. This office includes its executive offices and engineering facilities. The annual rent for this location is approximately $7,500. During the second quarter of 2014, the Company moved into a larger facility in the science park. Rent for the new offices is approximately $21,000 per year.

The Company has a shared office space in New York City, located at 55 Broad Street, 28th Floor, New York, NY 10004. The annual rent for this location is currently being gifted to the Company by a related party. It is expected that the Company will pay fair market value for office space in New York in the future.

The Company has a shared office space in London, United Kingdom, located 145-157 St. John Street, Lower Ground Floor, LP-19896, London EC1V 4PW. The annual rent for which is $300.

The Company also has shared office space in Lagos, Nigeria, located at 19, Sinari Daranijo Street, Victoria Island, Lagos. The Company opens its Lagos office as a part of its plan to introduce the Moto-Meter into Lagos and cities across Africa. The annual rent for this location is currently being gifted to the Company. It is expected that the Company will pay fair market value for office space in Nigeria in the future.